SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14(a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss.240.14a-12


                                 SUSSEX BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          -----------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          -----------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          -----------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          -----------------------------------------------------------------

     5)   Total fee paid:

          -----------------------------------------------------------------


[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          --------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          --------------------------------------------------------------

     3)   Filing Party:

          --------------------------------------------------------------

     4)   Date Filed:

          --------------------------------------------------------------

SUSSEX BANCORP
399 State Highway 23
P.O. Box 353
Franklin, NJ 07416

                                                      March 22, 2004

To Our Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Sussex Bancorp (the "Company"), the holding company for Sussex Bank (the "Bank"), to be held on April 28, 2004, at 10:30 a.m. at the Bank's Augusta office, 100 Route 206, Augusta, New Jersey.

      At the Annual Meeting stockholders will be asked to consider and vote upon the election of Irvin Ackerson and Terry Thompson to the Company's Board of Directors to each serve for a term of three years.

      The Board of Directors of the Company believes that the election of its nominees to the Board of Directors is in the best interests of the Company and its stockholders and unanimously recommends that you vote "FOR" each of the Board's nominees.

      Your cooperation is appreciated since a majority of the Common Stock of the Company must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Whether or not you expect to attend, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented.

                                                 Very truly yours,


                                                 Chairman of the Board

                                 SUSSEX BANCORP
                              399 State Highway 23
                                  P.O. Box 353
                               Franklin, NJ 07416

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 28, 2004

      Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Sussex Bancorp (the "Company") will be held at Sussex Bank's Augusta office, 100 Route 206, Augusta, New Jersey, on April 28, 2004, at 10:30 a.m. for the purpose of considering and voting upon the following matters:

      1. The election of Irvin Ackerson and Terry Thompson to serve as directors of the Company for a term of three years, and in each case until his successor is elected and duly qualified;

      2.    Such other business as shall properly come before the Annual
            Meeting.

      Stockholders of record at the close of business on March 5, 2004 are entitled to notice of and to vote at the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, it is suggested that the enclosed proxy be executed and returned to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later proxy or by delivering a written notice of revocation to the Company.

                                    By Order of the Board of Directors


                                    Chairman of the Board

Franklin, New Jersey
March 22, 2004

                   IMPORTANT---PLEASE MAIL YOUR PROXY PROMPTLY

                                 SUSSEX BANCORP
                              399 State Highway 23
                                  P.O. Box 353
                               Franklin, NJ 07416

                                   ----------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 28, 2004

                                   ----------

                       GENERAL PROXY STATEMENT INFORMATION

      This Proxy Statement is being furnished to stockholders of Sussex Bancorp (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on April 28, 2004, at 10:30 a.m., at Sussex Bank's Augusta office, 100 Route 206, Augusta, New Jersey and at any adjournments thereof. The 2003 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 2003, and a proxy card, accompanies this Proxy Statement, which is first being mailed to record holders on or about March 22, 2004.

Solicitation and Voting of Proxies

      Regardless of the number of shares of common stock, no par value, of the Company ("Common Stock") owned, it is important that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of each of the nominees for director named in this Proxy Statement.

      Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that may be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

      A proxy may be revoked at any time prior to its exercise by sending a written notice of revocation to the Company, 399 State Highway 23, P.O. Box 353, Franklin, New Jersey 07416, Attn: Candace A. Leatham. A proxy filed prior to the Annual Meeting may be revoked by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

      The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and Sussex Bank (the "Bank"), its wholly owned subsidiary, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

      The securities which may be voted at the Annual Meeting consist of shares of the Company's Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

      The close of business on March 5, 2004, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,818,991 shares.

      The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      The proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under New Jersey law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to broker non-votes or abstentions.

                              ELECTION OF DIRECTORS

      The Company's Certificate of Incorporation and its Bylaws authorize a minimum of five (5) and a maximum of twenty-five (25) directors but leave the exact number to be fixed by resolution of the Board of Directors. The Board has fixed the number of directors at eight (8).

      Directors are elected to serve for staggered terms of three years each, with the term of certain directors expiring each year. Directors serve until their successors are duly elected and qualified.

      For 2004, the Board elected to reduce the number of Directors to eight. Because of this, Mr. William E. Kulsar is not on the ballot for re-election at this Annual Meeting.

      If, for any reason, any of the nominees become unavailable for election, the proxy solicited by the Board of Directors will be voted for a substitute nominee selected by the Board of Directors. The Board has no reason to believe that any of the named nominees is not available or will not serve if elected. Unless authority to vote for the nominee is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the election of the nominees proposed by the Board of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with respect to the Nominees

      The following tables set forth, as of the Record Date, the names of the nominees for election and those directors whose terms continue beyond the Annual Meeting, their ages, a brief description of their recent business experience, including present occupations, and the year in which each became a director of the Company or the Bank. No nominee is a director of another company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

                                     Table I
                        Nominees for 2004 Annual Meeting

------------------------------------------------------------------------------------------------------------------------------------
       Name, Age and Position                       Principal Occupations During                  Director               Term
          With the Company                                 Past Five Years                        Since (1)             Expires
------------------------------------------------------------------------------------------------------------------------------------
Irvin Ackerson, 81                       Excavating Contractor
Director                                 Ackerson Contracting Co.                                    1976                2007
                                         Oak Ridge, New Jersey
------------------------------------------------------------------------------------------------------------------------------------
Terry Thompson, 57                       President and Chief Operations Officer of the
Director                                 Bank                                                        2001                2007
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Includes prior service on Board of Directors of the Bank prior to formation of the Company.

                                    Table II
    Directors of the Company whose Terms Continue Beyond this Annual Meeting

------------------------------------------------------------------------------------------------------------------------------------
       Name, Age and Position                       Principal Occupations During                  Director               Term
          With the Company                                 Past Five Years                        Since (1)             Expires
------------------------------------------------------------------------------------------------------------------------------------
Mark J. Hontz, 37                        Partner                                                     1998                2006
Director                                 Hollander Hontz Hinkes & Pasculli, L.L.C.
                                         Newton, New Jersey
------------------------------------------------------------------------------------------------------------------------------------
Donald L. Kovach, 68                     Chairman, CEO and President of the Company                  1976                2006
Chairman of the Board, CEO
and President
------------------------------------------------------------------------------------------------------------------------------------
Joel D. Marvil, 69                       Chairman of Manufacturing Co.                               1989                2006
Director                                 Ames Rubber Corporation
                                         Hamburg, New Jersey
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Leppert, 43                    Owner, E.J. Leppert & Co. (certified public
Director                                 accountants); previously partner, Murphy,
                                         Perry & Leppert.                                            2002                2005
------------------------------------------------------------------------------------------------------------------------------------
Richard Scott, 68                        Dentist, Richard Scott, DDS
Director                                 Franklin, New Jersey                                        1976                2005
------------------------------------------------------------------------------------------------------------------------------------
Joseph Zitone, 72                        General Contractor, Zitone Construction
Director                                 Montague, New Jersey                                        1984                2005
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Includes prior service on Board of Directors of the Bank prior to formation of the Company.

            The Company encourages all directors to attend the Company's annual meeting. Seven (7) of the Company's directors were able to attend the 2003 annual meeting.

Board of Directors' Meetings

      Pursuant to the New Jersey Business Corporation Act and the Company's by-laws, the Company's business and affairs are managed under the direction of the Board of Directors. The Board of Directors of the Company held four (4) meetings during 2003. The Board of Directors holds regularly scheduled meetings each month and special meetings as circumstances require. All of the directors of the Company attended at least 75% of the total number of Board meetings held and committee meetings held during 2003. A majority of the board consists of individuals who are "independent" under the American Stock Exchange listing standards (the "AMEX listing standards").

      Shareholders Communications to the Board of Directors

      Shareholders wishing to communicate with the independent members of the Board of Directors may send correspondence to P.O. Box 965, Branchville, NJ 07826. All correspondence will go directly to the Chairman of our Audit Committee.

      Code of Conduct

      The Board of Directors has adopted a Code of Conduct governing the company's Chief Executive Officer and senior financial officers, as well as the Board of Directors, officers and employees of the Company, as required by the Sarbanes-Oxley Act, SEC regulations and the AMEX listing standards. The Code of Conduct of conduct governs such matters as conflicts of interest, use of corporate opportunity, confidentiality, compliance with law and the like. A copy of the Code of Conduct has been filed as an exhibit to our annual report on Form 10-KSB.

Committees of the Board

      During 2003, the Board of Directors maintained an Audit Committee and a Compensation Committee. Although the Company plans to establish a Nominating Committee meeting the requirements of the AMEX listing standards to select nominees to the Board of Directors starting with the 2005 Annual Meeting, for the 2004 Annual Meeting the full Board acted as a Nominating Committee. It is expected that the Nominating Committee will consider qualified nominations for directors recommended by shareholders. All shareholder recommendations will be evaluated on the same basis as any recommendation from members of the Board or management of the Company. Recommendations should be sent to P.O. Box 965, Branchville, N.J. 07826. Any nomination for director should be received by the Secretary on or before November 23, 2004.

Audit Committee

      The Company's Audit Committee consisted during 2003 of Directors Edward J. Leppert (Chairman), William E. Kulsar, Joel D. Marvil and Richard W. Scott. The Audit Committee met five (5) times during 2003. For 2004, Mr. Edward J. Leppert will continue as Chairman of the Audit Committee, and Messrs. Joel D. Marvil, and Richard W. Scott will continue as members of the Committee. All Directors who serve on the Audit Committee, both during 2003 and in 2004, are "independent" for purposes of the AMEX listing standards and, as required under the Sarbanes-Oxley Act, no member of the Audit Committee receives any form of compensation from the Company, apart from compensation for Board and Committee service. The Board has determined that Mr. Leppert qualifies as an "audit committee financial expert" as that term is defined in SEC Regulation S-B Item 401(e).

      The Audit Committee is also responsible for the pre-approval of all non-audit services provided by its independent auditors. Non-audit services are only provided by the Company's auditors to the extent permitted by law.

                             Audit Committee Report

      The Audit Committee meets periodically, and in any event, no less than once per quarter, to consider the adequacy of the Company's financial controls and the objectivity of its financial reporting. The Audit Committee meets with the Company's independent auditors and the Company's internal auditors, both whom have unrestricted access to the Audit Committee.

      The Board has adopted an amended written charter for the Audit Committee setting forth the audit related functions the Audit Committee is to perform, its structure and membership requirements. A copy of this amended Audit Committee Charter is filed as Exhibit B to this proxy statement.

      In connection with this year's financial statements, the Audit Committee has reviewed and discussed the Company's 2003 audited financial statements with the Company's officers and Beard Miller Company, LLP, its independent auditors. We have discussed with Beard Miller Company, LLP the matters required to be discussed by Statements on Auditing Standards 61, 89 and 90 (Communication with Audit Committees), as amended or supplemented, which include, among other items, matters related to the conduct of the audit of the Company's financial statements. We also have received the written disclosures and letter from Beard Miller Company, LLP as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and have discussed with representatives of Beard Miller Company, LLP their independence with regard to all services provided.

      Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on form 10-KSB for the fiscal year ended December 31, 2003 for filing with the U.S. Securities and Exchange Commission.

Edward J. Leppert (Chairman)
William E. Kulsar
Joel D. Marvil
Richard W. Scott

Compensation Committee

      The Company maintains a Compensation Committee which sets the compensation for the executive officers of the Company. In 2003, the Compensation Committee consisted of Directors

Joel D. Marvil (Chairman), Irvin Ackerson, Edward Leppert and Mark J. Hontz, all of whom are independent under the AMEX Listing Standards. In 2003, the Compensation Committee met twice.

Compensation of Directors

      During 2003, Directors of the Bank who were not full-time employees of the Bank received a fee of $500 for each regular monthly Bank Board meeting or special Bank Board meeting attended, and $100 for each committee meeting attended. Each member of the Bank's loan committee will receive $500 per meeting in 2004. During 2003, Directors of the Company received an annual retainer of $5,000 each. In addition, members of the Audit Committee will receive in 2004 an additional fee of $1,000 per Audit Committee meeting, and the Chairman will receive $1,500 per meeting.

      The Company maintains the 1995 Stock Option Plan for Non-Employee Directors (the "Non-Employee Plan), the purpose of which is to assist the Company in attracting and retaining qualified persons to serve as members of the Board of Directors. Under the Non-Employee Plan, options may be granted at exercise prices which may not be less than the fair market value of the Common Stock on the date of grant. Under the Non-Employee Plan, each non-employee director elected at the 1995 Annual Meeting was granted an option to purchase 3,000 shares at $11.25 per share (or 5,516 shares at $5.08 as adjusted for stock dividends). In addition, each non-employee director who is elected or re-elected to serve on the Board of Directors at succeeding annual meetings will be granted an option to purchase 500 shares of Common Stock at the time of such re-election. As of December 31, 2003, 44,732 options were outstanding under this plan and 2,344 authorized shares were available for grant.

      In addition, members of the Board of Directors are eligible to participate in the 2001 Stock Option Plan, which was approved by the shareholders in 2000. Under the 2001 Stock Option Plan, options to purchase up to a total of 165,000 shares of Common Stock may be granted. Pursuant to the terms of the 2001 Stock Option Plan, options which qualify as incentive stock options under the Internal Revenue Code of 1986 must be granted at an exercise price of no less than 100% of the then current fair market value of the Common Stock, and options which are nonstatutory options may be granted at an exercise price no less than 85% of the then current fair market value of the Common Stock.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information concerning the beneficial ownership of shares of Common Stock as of February 27, 2004, by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company described in this Proxy Statement under the caption "Executive Compensation" and (iv) all directors and executive officers of the Company as a group. Other than as set forth in this table, the Company is not aware of any individual or group which holds in excess of 5% of the outstanding Common Stock.

----------------------------------------------------------------------------------------------------------------
                                                          Number of Shares                    Percent
             Name of Beneficial                        Beneficially Owned (1)                 of Class
                                                       ----------------------                 --------
----------------------------------------------------------------------------------------------------------------
Irvin Ackerson                                               37,051 (2)                         2.02%
----------------------------------------------------------------------------------------------------------------
Mark J. Hontz                                                 6,294 (3)                         0.35%
----------------------------------------------------------------------------------------------------------------
Donald L. Kovach                                            132,755 (4)(5)                      7.26%
----------------------------------------------------------------------------------------------------------------
Edward J. Leppert                                            12,378 (6)                         0.68%
----------------------------------------------------------------------------------------------------------------
Joel D. Marvil                                               48,761 (7)                         2.66%
----------------------------------------------------------------------------------------------------------------
Richard Scott                                                57,319 (8)                         3.13%
----------------------------------------------------------------------------------------------------------------
Terry Thompson                                               32,000 (9)                         1.75%
----------------------------------------------------------------------------------------------------------------
Joseph Zitone                                                92,708 (10)                        5.09%
----------------------------------------------------------------------------------------------------------------
Directors & Principal Officers as a                         490,728                            25.75%
Group (11 persons)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
  Name of Beneficial Owner of
      More Than 5% of the                              Number of Shares                       Percent
         Common Stock                               Beneficially Owned (1)                    of Class
         ------------                               ----------------------                    --------
----------------------------------------------------------------------------------------------------------------
Ambrose Hamm
P.O. Box 955                                                132,229                             7.27%
Branchville, NJ 07826
----------------------------------------------------------------------------------------------------------------
Lakeland Bancorp, Inc.
250 Oak Ridge Road                                          162,956                             8.96%
Oak Ridge, NJ 07438
----------------------------------------------------------------------------------------------------------------

(1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person, either directly or through the dividend reinvestment plan.

(2) Includes 11,418 shares owned by Mr. Ackerson's wife. Also includes 13,138 shares purchasable upon the exercise of immediately exercisable stock options.

(3) Also includes 3,977 purchasable upon the exercise of immediately exercisable stock options.

(4) Includes 17,301 shares owned by Mr. Kovach's wife, 9,977 shares held by IRA's for the benefit of Mr. Kovach and his spouse, 1,433 shares in the name of ICBA Financial Services FBO Donald L. Kovach, 1,323 shares in the name of ICBA Financial Services FBO Betty J. Kovach. Also includes 10,985 shares purchasable upon the exercise of stock options.

(5) Includes 41,771 shares over which Mr. Kovach has voting authority as administrator for The Sussex County State Bank Employee Stock Ownership Plan.

(6) Includes 992 shares in the name of Sun America FBO Cynthia Leppert, IRA and 3,396 in the name of Salomon Smith Barney FBO Edward J. Leppert, IRA. Also includes 3,150 shares purchasable upon the exercise of immediately exercisable stock options.

(7) Also includes 13,429 shares purchasable upon the exercise of immediately exercisable stock options.

(8) Also includes 13,307 shares purchasable upon the exercise of immediately exercisable stock options.

(9)   Includes 13,125 shares in the name of American Express Trust Co. FBO Terry
      H. Thompson, IRA. Also includes 14,410 shares purchasable upon the exercise of immediately exercisable stock options.

(10) Includes 12,309 shares owned by the Zitone Construction & Supply Co., Inc. Profit Sharing Plan Trust, 22,509 shares owned by Zitone Family Limited Partnership and 17,198 shares in the name of Smith Barney FBO Joseph Zitone. Also includes 3,201 shares purchasable upon the exercise of immediately exercisable stock options.

Annual Executive Compensation and All Other Compensation

      The following table sets forth a summary for the last three (3) fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company and each other executive officer whose remuneration exceeded $100,000 for the last fiscal year.

                           SUMMARY COMPENSATION TABLE

                         Cash and Cash Equivalent Forms
                                 of Remuneration

----------------------------------------------------------------------------------------------------------------------------
                                       Annual Compensation                       Award      Payouts
                           -------------------------------------------------------------------------------------------------
                                                                              Securities
                                                                              Underlying      LTIP            All Other
                                                             Other Annual    Options/SARs   Payouts          Compensation
Name and        Year                         Bonus ($)       Compensation         (#)         ($)                ($)
Principal       ----        Salary ($)       ---------           ($)              ---         ---                ---
Position                    ----------                           ---
--------
----------------------------------------------------------------------------------------------------------------------------
                2003         $202,087           -0-              (1)             9,975        None           $143,049(5)
Donald L.      -------------------------------------------------------------------------------------------------------------
Kovach,
Chairman of     2002         $188,143           -0-              (1)             3,000        None           $117,869 (5)
the            -------------------------------------------------------------------------------------------------------------
Board and
CEO             2001         $177,234           -0-              (1)             1,080        None           $94,156 (5)
----------------------------------------------------------------------------------------------------------------------------
George B.       2003         $50,000        $21,515 (3)       $76,264 (4)        4,988        None               -0-
Harper,        -------------------------------------------------------------------------------------------------------------
President,
Tri-State       2002         $50,000         $5,660 (3)       $71,570 (4)          --         None               -0-
Insurance      -------------------------------------------------------------------------------------------------------------
Agency,
Inc.            2001         $12,500 (2)        -0-           $11,300 (4)          --         None               -0-
----------------------------------------------------------------------------------------------------------------------------
George          2003         $120,000       $21,515 (3)       $95,822 (4)        4,988        None               -0-
Lista, Chief   -------------------------------------------------------------------------------------------------------------
Operating
Officer,        2002         $120,000        $5,660 (3)       $68,495 (4)          --         None               -0-
Tri-State      -------------------------------------------------------------------------------------------------------------
Insurance
Agency,         2001         $30,000 (2)        -0-           $11,300 (4)          --         None               -0-
Inc.
----------------------------------------------------------------------------------------------------------------------------
Terry           2003         $109,650           -0-            $1,051 (1)(6)     7,481        None               -0-
Thompson,      -------------------------------------------------------------------------------------------------------------
President
and COO of      2002         $98,280            -0-              (1)             3,780        None               -0-
the Bank       -------------------------------------------------------------------------------------------------------------

                2001         $93,880            -0-              (1)              735         None               -0-
----------------------------------------------------------------------------------------------------------------------------

(1) During the fiscal years presented, the Company provided additional life insurance and an automobile and provided a match to the 401(k) plan account for each of Messrs. Kovach and Thompson. The use made thereof for personal purposes did not exceed 10% of the total cash compensation to such persons' base salary and bonus and therefore is not included in the above table.

(2) Messrs. Harper and Lista became executive officers of the Company on October 1, 2001 with the acquisition of Tri-State Insurance Agency, Inc. at annual salaries of $50,000 for Mr. Harper and $120,000 for Mr. Lista.

(3) Bonus is the fair market value of 1,516 shares of the Company's common stock.

(4)   Represents commissions earned on the sale of insurance products.

(5) Represents amount charged by the Company to expense in connection with the Supplemental Executive Retirement Plan ("SERP") implemented for Mr. Kovach in 2000.

(6) Includes the implied value realized upon the exercise of options to purchase 189 shares representing the difference between the exercise price and the fair market value on the date of exercise. Since Mr. Thompson did not actually sell the underlying shares, he did not recognize this implied value.

Employment Agreements

      The Company and the Bank are parties to an Amended Employment Agreement with Mr. Donald L. Kovach pursuant to which he serves as President and Chief Executive Officer of the Company and Chief Executive Officer of the Bank (the "Employment Agreement"). The Employment Agreement, as amended, provides for a term ending on August 31, 2007, although it will be automatically extended on each anniversary date for up to two additional one-year periods unless either party provides notice of their intention not to extend the contract. The Employment Agreement provides that Mr. Kovach will receive a base salary of $223,300, subject to increase or decrease, and he may be granted a discretionary bonus, in cash or equity, as determined by the Board of Directors. The Employment Agreement permits the Company to terminate Mr. Kovach's employment for cause at any time. The Employment Agreement defines cause to mean personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of law, rule or regulation, other than traffic violations or similar offenses, or violation of a final cease and desist order, or a material breach of any provision of the Agreement. In the event Mr. Kovach is terminated for any reason other than cause, or in the event Mr. Kovach resigns his employment because he is reassigned to a position of lesser rank or status than President and Chief Executive Officer, his place of employment is relocated by more than 30 miles from its location on the date of the Agreement, or his compensation or other benefits are reduced, Mr. Kovach, or in the event of his death, his beneficiary, will be entitled to receive his base salary at the time of such termination or resignation for the remaining term of the Agreement. In addition, the Company will continue to provide Mr. Kovach with certain insurance and other benefits through the end of the term of the Agreement. Mr. Kovach's Employment Agreement further provides that upon the occurrence of a change in control of the Company, as defined in the Employment Agreement, and in the event Mr. Kovach is terminated for reasons other than cause or in the event Mr. Kovach, within 18 months of the change in control, resigns his employment for the reasons discussed above, he shall be entitled to receive a severance payment based upon his then current base salary. Under the Agreement, in the event the change in control occurs, Mr. Kovach is entitled to a severance payment equal to 2.99 times his then current base salary. The Employment Agreement also prohibits Mr. Kovach from competing with the Bank and the Company for a period of one year following termination of his employment.

      The Company and the Bank are parties to an employment agreement with Terry Thompson. Under this agreement, Mr. Thompson will serve as President of the Bank for a period ending on January 23, 2006. Mr. Thompson's agreement also provides that its terms will automatically be extended for one additional year, until January 23, 2007, unless the Company provides notice three (3) months prior to the termination of the original term of the agreement. The agreement also provides that it will also be extended for an additional one-year period unless notice is given prior to the fourth anniversary of the agreement. Under the agreement, Mr. Thompson is to receive a base salary of $110,000. Mr. Thompson may also be entitled to receive a bonus, if granted in the discretion of the Board of Directors, and he will receive customary fringe benefits, including an automobile or cash allowance, consistent with his position as President of the Bank. Mr. Thompson may be terminated for "cause", as defined in the agreement. In the event he is terminated without "cause", he will entitled to receive his then current base salary for the remaining term of the agreement, and the Company will be obligated to continue his health benefits for such period. Mr. Thompson's agreement contains a change in control provision substantially similar to the one contained in Mr. Kovach's agreement described above. Mr. Thompson's agreement also contains a covenant not to compete, whereby Mr. Thompson is prohibited for a period of one year after termination of his employment from affiliating with any enterprise which competes with the Company in the counties which the Company is conducting business on the date of termination.

      In connection with the Company's acquisition of Tri-State Insurance Agency, Inc. ("Tri-State") effective October 1, 2001, the Company entered into employment agreements with each of Messrs George B. Harper and George Lista. Under these agreements, each of Messrs. Harper and Lista is to be paid a base salary ($50,000 for Mr. Harper and $120,000 for Mr. Lista) and commissions for insurance products actually placed. In addition, each of Messrs Harper and Lista is entitled to receive bonuses based upon the net before tax income of Tri-State for each twelve-month period commencing on the effective date of the acquisition. To the extent Tri-State's net before tax income exceeds certain designated targets contained in each employment agreement, each of Messrs. Harper and Lista will be entitled to receive a bonus equal to 25% of the amount by which the net before tax income of Tri State exceeds the target. The bonus is to be paid in shares of the Company's common stock. The amount of stock to be issued will be determined by dividing the amount of the bonus by the fair market value of the Company's common stock, determined by taking the average closing price of the common stock for the fifteen trading days prior to issuance. For the twelve-month period ended September 30, 2003, Tri-State exceeded its targeted net before tax income, and each of Messrs. Harper and Lista received a bonus of 1,516 shares of the Company's common stock. The employment agreements with Messrs. Harper and Lista expire on September 30, 2006.

Retirement Plans

      The Bank maintains a salary continuation plan for Mr. Kovach. Under this plan, as recently amended, Mr. Kovach will receive a retirement benefit equal to 35% of his average final compensation determined by his last five years of employment, provided that to the extent Mr. Kovach continues to work past age 70,his final compensation will be increased 4% per year for each year he works past age 70 until his retirement. Mr. Kovach will receive this benefit in the event that he works until retirement, or he is involuntarily discharged prior to his retirement for any reason other than "cause". For purposes of the Salary Continuation Agreement, cause is defined in the same manner as under Mr. Kovach's Employment Agreement. Annual retirement payments are to be made for fifteen years under the Salary Continuation Agreement to Mr. Kovach or, in the event of his death, to his spouse.

1995 Incentive Stock Option Plan and 2001 Stock Option Plan

      The Company maintains the 1995 Incentive Stock Option Plan which provides for options to purchase shares of Common Stock to be issued to key employees of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate in the future. The Company also maintains the 2001 Stock Option Plan, under which options to purchase shares of Common Stock may be issued to employees, officers and directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate in the future. Recipients of options granted under the Plans are selected by the Stock Option Committee of the Board of Directors. The Stock Option Committee has the authority to determine the terms and conditions of options granted under the Plans and the exercise price therefore. The exercise price for options granted under the 1995 Incentive Stock Option Plan, and for Incentive Stock Options under the 2001 Stock Option Plan may be no less than the fair market value of the Common Stock. The exercise price for nonstatutory options granted under the 2001 Stock Option Plan may be no less than 85% of the fair market value of the Common Stock.

      In addition, if it is approved by the shareholders, employees of the Company, including executive officers, will be eligible to participate in the 2003 Equity Incentive Plan.

      The following table sets forth information regarding stock option grants to the individuals named in the table above:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

=================================================================================================================================

INDIVIDUAL GRANTS

---------------------------------------------------------------------------------------------------------------------------------

                                    Number of             % of Total
                                    Securities            Option/SARs
                                    Underlying             Granted to       Exercise or                      Present Value of
                                   Options/SARs          Employees in       Base Price       Expiration     Option on Date of
            Name                   Granted (#)            Fiscal Year         ($/SH)            Date           Grant($)(3)
---------------------------------------------------------------------------------------------------------------------------------
Donald L. Kovach                     9,975(1)                 16.3%             $9.90          1/22/13            $1.16
---------------------------------------------------------------------------------------------------------------------------------
Terry Thompson                       7,481(2)                 12.2%             $9.90          1/22/13            $1.16
---------------------------------------------------------------------------------------------------------------------------------
George B. Harper                     4,988(4)                  8.2%            $10.05          4/23/13            $1.15
---------------------------------------------------------------------------------------------------------------------------------
George Lista                         4,988(4)                  8.2%            $10.05          4/23/13            $1.15
=================================================================================================================================

----------
(1) As of December 31, 2003, 2,494 of these options were immediately exercisable.

(2) As of December 31, 2003, 1,870 of these options were immediately exercisable.

(3) The present value of each option grant is 1,1870estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions: dividend yield of 2.44%, expected volatility of 15.18%, risk free interest rate of 3.62%, and an expected life of seven
      (7) years.

(4) As of December 21, 2003, 2,494 of these options were immediately exercisable.

      The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the Company named in the table above.

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                        YEAR AND FY-END OPTION/SAR VALUES

====================================================================================================================================
                                                                                                    Value of Unexercised
                                                                    Number of Securities            In-the-Money Options/SARs at
                                                                    Underlying Unexercised          FY-End ($) (based on $10.25 per
                                                                    Options/SARs at FY-End (#)      share)
                            Shares Acquired on      Value           Exercisable/                    Exercisable/
       Name                 Exercise (#)            Realized ($)    Unexercisable                   Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
 Donald L. Kovach                    -0-                 -0-             10,619/9,705                   $72,259/$96,066
------------------------------------------------------------------------------------------------------------------------------------
  Terry Thompson                     189               $1,051             4,128/7,967                   $40,999/$78,825
------------------------------------------------------------------------------------------------------------------------------------
 George B. Harper                    -0-                 -0-              2,297/3,741                   $22,780/$37,597
------------------------------------------------------------------------------------------------------------------------------------
   George Lista                      -0-                 -0-              1,247/3,741                   $12,532/$37,597
====================================================================================================================================

Interest of Management and Others in Certain Transactions

      The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). These loans have all been made in the ordinary course of the Bank's business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

      The Bank paid $15,770 to Irvin Ackerson for appraisal services rendered to the Bank during fiscal 2003. Irvin Ackerson continues to render appraisal services to the Bank.

      The Bank leases its Montague branch office from Montague Mini Mall, Inc. under a lease covering 1,200 square feet. The lease agreement was renewed as of April 1, 2002. As renewed, the lease will terminate on March 31, 2007, and provides for a monthly rent of $1,850. Mr. Joseph Zitone, a Director of the Company, is a majority stockholder of Montague Mini Mall, Inc. The Company considers the lease terms to be comparable to those which exist with unaffiliated third parties.

Recommendation and Vote Required

      Nominees will be elected by a plurality of the shares voting at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ITS NOMINEES FOR THE BOARD OF DIRECTORS.

                              INDEPENDENT AUDITORS

      The Company's independent auditors for the fiscal year ended December 31, 2003 were Beard Miller Company, LLP. Beard Miller Company, LLP has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions. In 2003, Beard Miller Company, LLP performed audit and audit related services for the company. In addition, Beard Miller Company, LLP rendered certain tax related services to the company, the only non-audit related services provided by Beard Miller Company, LLP. In connection with the retention of Beard Miller Company, LLP to render tax related services, the audit committee considered the possible effect on Beard Miller's independence before approving their retention.

                         Principal Accounting Firm Fees

Aggregate fees billed to the company for the fiscal years ended December 31, 2002 and 2003 by the company's principal accounting firm, Beard Miller, are shown in the following table:

--------------------------------------------------------------------------------
                                                       2003                2002
                                                       ----                ----
--------------------------------------------------------------------------------
Audit Fees 1                                         $55,376             $48,918
--------------------------------------------------------------------------------
Audit-related fees 2                                   7,666               4,444
--------------------------------------------------------------------------------
Tax fees 3                                             2,842                   0
--------------------------------------------------------------------------------
All other fees                                             0                   0
                                                     -------             -------
--------------------------------------------------------------------------------
                                                     $65,884             $53,362
                                                     =======             =======
--------------------------------------------------------------------------------

1. Includes professional services rendered for the audit of the Company's annual financial statements and review of financial statements included in Forms 10-QSB, or services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses.

2. Assurance and related services reasonably related to the performance of the audit or review of financial statements include the following: For 2003, assistance with 2002 financial statements and 10-KSB disclosure and 2003 10-Q disclosures, accounting consultations in regard to mortgage banking agreement and proposed operation, OREO sales research, review of internal audit proposal, research on FHLB mortgage sales accounting treatment, research on restructured loans, and review of title insurance partnership agreement and related accounting. For 2002, accounting consultations in regard to branch lease settlement, goodwill impairment valuation issues, ALL calculation under FASH No. 114, review of insurance company accounting and payout, assistance with EPS calculation, and trust preferred issues.

3. Tax fees include the following: tax planning meetings with tax accountant and management and related research in regard to New Jersey income tax.

                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

      The Securities and Exchange Commission rules governing the filing of reports under Section 16(a) of the Securities Exchange Act of 1934 have been revised to substantially to accelerate the filing deadlines for these reports, and to require electronic filing. During the transition period to these new requirements, a number of our insiders filed required reports after the required deadlines. The following table provides a list of the individuals who filed reports under Section 16 (a) after the required deadlines, the number of late reports and the number of transactions involved:

             -----------------------------------------------------------
                      Late Filers              Reports/Transactions
                      -----------              --------------------
             -----------------------------------------------------------

             -----------------------------------------------------------
                    Irving Ackerson                     1
             -----------------------------------------------------------
                   Katherine Caristia                   1
             -----------------------------------------------------------
                     George Harper                      1
             -----------------------------------------------------------
                       Mark Hontz                       3
             -----------------------------------------------------------
                     Donald Kovach                      1
             -----------------------------------------------------------
                     William Kulsar                     1
             -----------------------------------------------------------
                     Edward Leppert                     2
             -----------------------------------------------------------
                      George Lista                      1
             -----------------------------------------------------------
                     Timothy Marvil                     1
             -----------------------------------------------------------
                     Richard Scott                      1
             -----------------------------------------------------------
                     Joseph Zitone                      1
             -----------------------------------------------------------

                              STOCKHOLDER PROPOSALS

      Proposals of stockholders to be included in the Company's 2005 proxy material must be received by the Secretary of the Company no later than November 30, 2004.

                                  OTHER MATTERS

      The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

                                 SUSSEX BANCORP

                               REVOCABLE PROXY FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 28, 2004

                  Solicited on Behalf of the Board of Directors

      The undersigned hereby appoints Edward J. Leppert and Mark J. Hontz and each of them, with full power of substitution, to vote all of the shares of Sussex Bancorp (the "Company") standing in the undersigned's name at the Annual Meeting of Shareholders of the Company, to be held at the Augusta office of Sussex Bank (the "Bank"), 100 Route 206, Augusta, New Jersey, on Wednesday, April 28, 2004, at 10:30 A.M., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

      This proxy will be voted as specified below. If no choice is specified, the proxy will be voted "FOR" Management's nominees to the Board of Directors.

      The Board of Directors recommends a vote for its nominees.

      1. Election of the following two (2) nominees to each serve on the Board of Directors for the term described below and until their successors are elected and duly qualified: Irvin Ackerson and Terry H. Thompson for a term of three (3) years.

                     |_| FOR ALL NOMINEES

                  TO WITHHOLD AUTHORITY FOR ANY OF THE ABOVE NAMED NOMINEES, PRINT THE NOMINEE'S NAME ON THE LINE BELOW:

                  ______________________________________________________

                     |_| WITHHOLD AUTHORITY FOR ALL NOMINEES

      2. In their discretion, such other business as may properly come before the meeting.


Dated: ___________________, 2004.           ______________________________
                                            Signature


                                            ______________________________
                                            Signature

(Please sign exactly as your name appears. When signing as an executor, administrator, guardian, trustee or attorney, please give your title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in joint name, all joint owners should sign.)

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.